UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 18, 2005 (November 14, 2005)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Section 2- Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On November 14, 2005, Chesapeake Energy Corporation (the “Company”) closed the acquisition of Columbia Natural Resources, LLC (“CNR”) and certain affiliated entities from Triana Energy Holdings, LLC. The purchase price was $2.95 billion, which consisted of $2.2 billion in cash and $0.75 billion in liabilities assumed at closing. The Company purchased all the membership interests of Columbia Energy Resources, LLC (“CER”), the holding company of CNR, pursuant to the Purchase Agreement dated September 30, 2005, which was included as an exhibit to our current report on Form 8-K filed November 1, 2005.

Through this transaction the Company acquired properties and assets principally located in the Appalachian Basin in West Virginia, Kentucky, Ohio, Pennsylvania and New York, including:

•

an internally estimated 1.1 trillion cubic feet of natural gas equivalent of proved reserves, 99% of which are natural gas with an average BTU content of 1,140, and 69% of which are classified as proved developed;

•

approximately 4.1 million net acres of oil and gas leasehold, 3.5 million in the U.S. and 0.6 million in Canada, which we estimate have over 9,400 undrilled locations with reserve potential providing an estimated drilling inventory of more than 15 years; and

•	extensive mid-stream natural gas assets, including over 6, 500 miles of natural gas gathering lines.

We financed the acquisition with the net proceeds from recent offerings of $500 principal amount of 6.875% Senior Notes due 2020, $690 million principal amount of 2.75% Contingent Convertible Senior Notes due 2035 and $575 million of 5% Cumulative Convertible Preferred Stock (Series 2005B), cash on hand and borrowings under our revolving bank credit facility.

Section 7- Regulation FD

Item 7.01 Regulation FD Disclosure

The Company issued a press release dated November 16, 2005 announcing the closing of the acquisition. The press release is attached hereto as Exhibit 99.4.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

We have previously filed the following historical financial statements of CER and pro forma financial information:

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of CER for the year ended December 31, 2004 and the four months ended December 31, 2003 and the unaudited interim consolidated financial statements of CER for the nine months ended September 30, 2005 and 2004 are incorporated herein by reference to Exhibit 99.1 and Exhibit 99.2, respectively, to the Company’s current report on Form 8-K filed November 1, 2005.

(b)	Pro Forma Financial Information

The unaudited pro forma combined condensed financial information of Chesapeake and CER as of and for the nine months ended September 30, 2005 and for the year ended December 31, 2004 is incorporated herein by reference to Exhibit 99.3 to the Company’s current report on Form 8-K filed November 1, 2005.

(d)	Exhibits

Exhibit No.	Document Description

2

Purchase Agreement dated as of September 30, 2005 between the Company and Triana Energy Holdings, LLC relating to the purchase and sale of Columbia Energy Resources, LLC, incorporated herein by reference to Exhibit 2 to the Company’s current report on Form 8-K filed November 1, 2005.

23.1	Consent of Ernst & Young LLP

23.2	Consent of Schlumberger Data & Consulting Services

99.1

Audited Consolidated Financial Statements of Columbia Energy Resources, LLC for the year ended December 31, 2004 and for the four months ended December 31, 2003, incorporated herein by reference to Exhibit 99.1 to the Company’s current report on Form 8-K filed November 1, 2005.

99.2

Unaudited Interim Consolidated Financial Statements of Columbia Energy Resources, LLC for the nine months ended September 30, 2005 and 2004, incorporated herein by reference to Exhibit 99.2 to the Company’s current report on Form 8-K filed November 1, 2005.

99.3

Unaudited Pro Forma Condensed Combined Financial Data as of and for the nine months ended September 30, 2005 and for the year ended December 31, 2004, incorporated herein by reference to Exhibit 99.3 to the Company’s current report on Form 8-K filed November 1, 2005.

99.4	Press Release dated November 16, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION
By:	/s/ Aubrey K. McClendon
Aubrey K. McClendon Chairman of the Board and Chief Executive Officer

Date: November 18, 2005

EXHIBIT INDEX
Exhibit No.	Document Description

2

Purchase Agreement dated as of September 30, 2005 between the Company and Triana Energy Holdings, LLC relating to the purchase and sale of Columbia Energy Resources, LLC, incorporated herein by reference to Exhibit 2 to the Company’s current report on Form 8-K filed November 1, 2005.

23.1	Consent of Ernst & Young LLP

23.2	Consent of Schlumberger Data & Consulting Services

99.1

Audited Consolidated Financial Statements of Columbia Energy Resources, LLC for the year ended December 31, 2004 and for the four months ended December 31, 2003, incorporated herein by reference to Exhibit 99.1 to the Company’s current report on Form 8-K filed November 1, 2005.

99.2

Unaudited Interim Consolidated Financial Statements of Columbia Energy Resources, LLC for the nine months ended September 30, 2005 and 2004, incorporated herein by reference to Exhibit 99.2 to the Company’s current report on Form 8-K filed November 1, 2005.

99.3

Unaudited Pro Forma Condensed Combined Financial Data as of and for the nine months ended September 30, 2005 and for the year ended December 31, 2004, incorporated herein by reference to Exhibit 99.3 to the Company’s current report on Form 8-K filed November 1, 2005.

99.4	Press Release dated November 16, 2005

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